Exhibit 99.2

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 1 of 51

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
CHINESEINVESTORS.COM, INC.	Case Number: 2:20-bk-15501
	Operating Report Number: THREE(3) For the
Debtor(s).	Month Ending: 8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		355,604.94
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		328,439.80
3. BEGINNING BALANCE:		27,165.14
4. TOTAL RECEIPTS THIS PERIOD:		245,665.78
5. BALANCE:		272,830.92
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	156,904.60	
Disbursements (from page 2)	64,760.95	
TOTAL DISBURSEMENTS THIS PERIOD:***		221,665.55
7. ENDING BALANCE:		51,165.37

8. General Account Number(s): XX-6261

Depository Name & Location:
EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 3 of 51

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $51,165.37

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $51,165.37

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 4 of 51

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 2:20-bk-15501 Operating Report Number: THREE(3) For the Month Ending: 8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 DIP PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	137,477.52
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	113,725.89
3. BEGINNING BALANCE:	23,751.63
4. TOTAL RECEIPTS THIS PERIOD:	117,215.51
5. BALANCE:	140,967.14

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)	0.00
Disbursements (from page 2)	103,664.62

TOTAL DISBURSEMENTS THIS PERIOD:***	103,664.62
7. ENDING BALANCE:	37,302.52

8. General Account Number(s): XX-6268

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 8/5/2020 IRS Payroll Tax 14 , 534 . 2 6 14 , 534 . 2 6 8/5/2020 Intuit Payroll 6 , 701 . 4 1 6 , 701 . 4 1 8/5/2020 EDD Payroll Tax 3 , 668 . 2 2 3 , 668 . 2 2 8/6/2020 Kaiser Foundation Health Plan Employee benefit 5 , 129 . 5 8 5 , 129 . 5 8 8/11/2020 NYS DEPT OF TAXATION & FINANCE Payroll Tax 377 . 4 3 377 . 4 3 8/12/2020 IRS Payroll Tax 1 , 351 . 4 4 1 , 351 . 4 4 8/12/2020 EDD Payroll Tax 51 . 7 4 51 . 7 4 8/12/2020 IRS Payroll Tax 1 . 9 8 1 . 9 8 8/18/2020 Intuit Payroll 25 , 076 . 1 3 25 , 076 . 1 3 8/18/2020 CAPITAL GROUP Employee benefit 375 . 0 0 375 . 0 0 8/19/2020 Intuit Payroll 23 , 112 . 5 1 23 , 112 . 5 1 8/21/2020 IRS Payroll Tax 7 , 329 . 0 6 7 , 329 . 0 6 8/21/2020 EDD Payroll Tax 1 , 536 . 3 4 1 , 536 . 3 4 8/21/2020 AMERICAN FUNDS Employee benefit 283 . 8 8 283 . 8 8 8/21/2020 AMERICAN FUNDS Employee benefit 255 . 0 0 255 . 0 0 8/24/2020 IRS Payroll Tax 5 , 522 . 8 6 5 , 522 . 8 6 8/24/2020 Intuit Payroll 4 , 463 . 7 5 4 , 463 . 7 5 8/24/2020 EDD Payroll Tax 837 . 5 1 837 . 5 1 8/24/2020 NYS DEPT OF TAXATION & FINANCE Payroll Tax 416 . 7 5 416 . 7 5 8/24/2020 NYS DEPT OF TAXATION & FINANCE Payroll Tax 309 . 4 8 309 . 4 8 8/24/2020 IRS Payroll Tax 15 . 7 8 15 . 7 8 8/26/2020 IRS Payroll Tax 1 , 809 . 1 2 1 , 809 . 1 2 8/26/2020 EDD Payroll Tax 505 . 3 9 505 . 3 9 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 103 , 664 . 6 2 $103 , 664 . 6 2 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - bk T - O 1 T 5 A 5 L 0 D 1 I - S E BU R RSEM D E o N c T 2 S 3 FR 6 OM F DI il P e P d AY 1 R 1 O /1 LL 8/ A 2 C 0 COU E NT nt F e O r R e C d U 1 R 1 RE /1 N 8 T / P 2 E 0 RI 1 O 6 D :58:48 Desc Main Document Page 5 of 51

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 6 of 51

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $37,302.52

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $37,302.52

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 7 of 51

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 2:20-bk-15501 Operating Report Number: THREE(3) For the Month Ending: 8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 DIP TAXES ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		0.00
4. TOTAL RECEIPTS THIS PERIOD:		9,099.08
5. BALANCE:		9,099.08
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	8,749.08	
Disbursements (from page 2)	342.19	
TOTAL DISBURSEMENTS THIS PERIOD:***		9,091.27
7. ENDING BALANCE:		7.81

8. General Account Number(s): XX-6275

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 8/4/2020 Transfer to EW #6268 Transfer 8749.08 8 , 749 . 0 8 8/21/2020 Franchise Tax Board State tax due for 2019 Tax return 342 . 1 9 342 . 1 9 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $8,749.08 $342 . 1 9 $9 , 091 . 2 7 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - b T k O - T 1 A 5 L 5 D 0 I 1 S - B E U R RSEM D E o N c T 2 S 3 F 6 ROM F D ile IP d T 1 A 1 X / E 1 S 8 A /2 C 0 COU E N n T t F e O re R d CU 11 RR /1 E 8 N / T 20 PE 1 R 6 IO :5 D 8:48 Desc Main Document Page 8 of 51

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 9 of 51

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $7.81

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $7.81

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc
Main Document Page 10 of 51

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
CHINESEINVESTORS.COM, INC.	Case Number: 2:20-bk-15501
	Operating Report Number: THREE(3) For the
Debtor(s).	Month Ending: 8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
CHASE ACCOUNT #1723

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		204,877.90
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		91,380.96
3. BEGINNING BALANCE:		113,496.94 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		113,496.94
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	113,496.94	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		113,496.94
7. ENDING BALANCE:		0.00

8. General Account Number(s): XX-1723

Depository Name & Location: JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1] Balance of June 18, 2020. Debtor is in the process of converting account into a DIP account with JPMorgan Chase Bank, N.A.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 8/6/2020 Tranfer to EW #6261 Transfer 113,496.94 113,496.94 TOTAL DISBURSEMENTS THIS PERIOD: $113,496.94 $0.00 $113,496.94 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - bk - 15501 - ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Main Document Page 11 of 51 TOTAL DISBURSEMENTS FROM CHASE ACCOUNT #1723 FOR CURRENT PERIOD Desc

Bank statement Date: CHASE ACCOUNT #1723 BANK RECONCILIATION 8/31/2020 Balance on Statement: $0.00 Plus deposits in transit (a): Deposit Date Deposit Amount TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $0.00 Case 2:20 - bk - 15501 - ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 12 of 51

In Re: CHINESEINVESTORS.COM, INC. D e b to r( s ) . CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : THREE(3) For the Month Ending : 8 / 31 / 2020 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS ( 4 , 471 . 75) 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH 1,710.00 8. General Account Number(s): XX - 1731 Depository Name & Location: JPMorgan Chase Bank, N.A. P O Box 182051 Columbus, OH 43218 - 2051 * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS CHASE ACCOUNT #1731 [1] Receipts during current period equals to the total amount in stale checks, which is $7,034. All checks voided since the account was closed on 08/07/2020. COLLATERAL ACCOUNT REPORTS 3. BEGINNING BALANCE: ( 6 , 181 . 75) 4. RECEIPTS DURING CURRENT PERIOD: 7 , 034 . 00 [1] 5. BALANCE: 852 . 25 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Transfers to Other DIP Accounts (from page 2) 852 . 25 Disbursements (from page 2) 0 . 00 TOTAL DISBURSEMENTS THIS PERIOD:*** 852 . 25 7. ENDING BALANCE: 0 . 00 Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc UNITED M S a T i A n T D E o S cu D m E e P n A t RTM P E a N g T e O 13 F o JU f 5 S 1 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 8/19/2020 Tranfer to EW #6261 Transfer 852 . 2 5 852 . 2 5 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $852 . 2 5 $0.00 $852 . 2 5 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - bk - T 1 O 5 T 5 AL 01 D - IS E B R URSE D M o E c NT 2 S 3 F 6 ROM F C i H le A d SE 1 A 1 C /1 CO 8 U /2 N 0 T #17 E 31 n F te O r R e C d U 1 RR 1 E /1 N 8 T / P 2 E 0 RI 1 OD 6:58:48 Desc Main Document Page 14 of 51

Bank statement Date: 8/31/2020 Balance on Statement: $852.25 Plus deposits in transit (a): Deposit Date Deposit Amount TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $852.25 Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc Ma C i H n A D S o E cu A m C e C n O t UNT Pa # g 1 e 73 1 1 5 of 51 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc
Main Document Page 16 of 51

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 2:20-bk-15501 Operating Report Number: THREE(3) For the Month Ending: 8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
CHASE ACCOUNT #6062

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 0.00

3. BEGINNING BALANCE: 0.00 [1]

4. RECEIPTS DURING CURRENT PERIOD: 0.00

5. BALANCE: 0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)	0.00
Disbursements (from page 2)	0.00

TOTAL DISBURSEMENTS THIS PERIOD:*** 0.00

7. ENDING BALANCE: 0.00

8. General Account Number(s): XX-6062

Depository Name & Location: JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1] Balance of June 18, 2020. Debtor is in the process of converting account into a DIP account with JPMorgan Chase Bank, N.A.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 T - O b T k A - 1 L 5 D 5 I 0 S 1 B - U E R R SEM D EN o T c S 2 F 3 R 6 OM C F H ile A d SE 1 A 1 C /1 C 8 O / U 2 N 0 T # E 60 n 6 t 2 e F r O ed R C 1 U 1 R /1 R 8 E / N 2 T 0 P 1 E 6 R : I 5 O 8 D :48 Desc Main Document Page 17 of 51

Bank statement Date: 8/31/2020 Balance on Statement: $0.00 Plus deposits in transit (a): Deposit Date Deposit Amount TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $0.00 Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc Ma C i H n A D S o E cu A m C e C n O t UNT Pa # g 6 e 06 1 2 8 of 51 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc
Main Document Page 19 of 51

UNITED STATES BANKRUPTCY COURT
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	THREE(3)
Debtor(s).	For the Month Ending:	8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
BANK OF CHINA CASH ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		57,974.30
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		30,321.88
3. BEGINNING BALANCE:		27,652.42 [1]
4. RECEIPTS DURING CURRENT PERIOD:		29,843.37
5. BALANCE:		57,495.79
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	17,761.27	
Disbursements (from page 2)	7,410.11	
TOTAL DISBURSEMENTS THIS PERIOD:***		25,171.38
7. ENDING BALANCE:		32,324.41

8. General Account Number(s): XX-3478

Depository Name & Location: Bank of China
1377 Nanjing Road West
Shanghai, China

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Bank of China. Account is necessary to process payroll for overseas employees.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 8/13/2020 Transfer Transfer to Petty Cash China 7081.39 7,081.39 8/14/2020 Ofiice Expense 10.12 10.12 8/14/2020 Transfer Transfer to Petty Cash China 7,211.45 7,211.45 8/19/2020 Shanghai Employee Employee Benefit 7,399.99 7,399.99 8/21/2020 Transfer Transfer to Petty Cash China 3,468.43 3,468.43 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 TOTAL DISBURSEMENTS THIS PERIOD: $17,761.27 $7,410.11 $25,171.38 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2: T 2 O 0 T - A b L k D - 1 IS 5 B 5 U 0 RS 1 E - M E E R NTS F D R o OM c 2 BA 3 N 6 K OF F C il H e I d NA 1 C 1 A / S 1 H 8 A /2 C 0 COUN E T n F t O e R re C d UR 1 R 1 EN /1 T 8 P / E 2 R 0 IO 1 D 6:58:48 Desc Main Document Page 20 of 51

Bank statement Date: 8/31/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $32,324.41 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $32,324.41 Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc BAN M K ai O n F D C oc H u IN m A en C t ASH Pa A g C e C 2 O 1 U o N f T 51 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 2 of 61

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 2:20-bk-15501 Operating Report Number: THREE(3) For the Month Ending: 8/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		30,097.86
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		30,097.86 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		30,097.86
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	29,789.86	
TOTAL DISBURSEMENTS THIS PERIOD:***		29,789.86
7. ENDING BALANCE:		308.00

8. General Account Number(s): XX-0455

Depository Name & Location: Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Shanghai Newcoins Account.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 8/4/2020 Payroll 7 , 526 . 1 1 7 , 526 . 1 1 8/4/2020 Payroll 9 , 038 . 8 7 9 , 038 . 8 7 8/4/2020 Payroll 8 , 608 . 4 4 8 , 608 . 4 4 8/4/2020 Payroll 4 , 616 . 4 4 4 , 616 . 4 4 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $29 , 789 . 8 6 $29 , 789 . 8 6 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 23 N 6 GHA F I i N le E d W 1 C 1 O / I 1 N 8 S /2 A 0 CCO E U n N t T er A e C d CO 11 U / N 1 T 8/ F 2 O 0 R 1 C 6 U : R 5 R 8 E :4 N 8 T PE D R e IO s D c Main Document Page 23 of 51

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 24 of 51

BANK RECONCILIATION

Bank statement Date: 8/31/2020 Balance on Statement: $308.30

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $308.30

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

In Re: CHINESEINVESTORS.COM, INC. Debto r( s ). CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : THREE(3) For the Month Ending : 8 / 31 / 2020 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 0.00 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 0.00 3. BEGINNING BALANCE: 0. 0 0 [1] 4. RECEIPTS DURING CURRENT PERIOD: 11,380.00 5. BALANCE: 11,380.00 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Tra n s f ers to Ot h er D I P Account s ( f rom p a g e 2 ) 0. 0 0 D is bu rs e m ent s ( f rom p a g e 2 ) 11, 3 80. 0 0 TOTAL DISBURSEMENTS THIS PERIOD:*** 11,380.00 7. ENDING BALANCE: 8. General Account Number(s): 0. 0 0 XX - 1942 Shanghai Pudong Development Bank Depository Name & Location: 18 JIAFENG RD.,WAI GAO QIAO FTZ SHANGHAI,CHINA * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS SHANGHAI NEWCOINS ACCOUNT [1]This Account was opened on August 10, 2020. Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc UNITED M S a T in AT D E o S cu D m E e P n A t RTM P E a N g T e O 25 F o JU f 5 S 1 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 8/17/2020 Payroll 9 , 990 . 0 0 9 , 990 . 0 0 8/28/2020 Payroll 1 , 390 . 0 0 1 , 390 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $11 , 380 . 0 0 $11 , 380 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2 D :2 I 0 SB - b U k R - S 1 E 5 M 5 E 0 N 1 T - E S R FROM Do SH c A 2 N 3 G 6 HAI F N il E e W d C 1 O 1 I / N 1 S 8/ A 2 C 0 COU E N n T te A r C e C d O 1 U 1 N /1 T 8 F / O 2 R 0 C 1 U 6 R :5 R 8 E : N 4 T 8 PER D IO e D sc Main Document Page 26 of 51

Bank statement Date: 8/31/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $0.00 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $0.00 Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 27 A o C f C 5 O 1 UNT BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 2 of 51

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

A. DIP OPERATING ACCOUNT	51,165.37
A.1 DIP PAYROLL ACCOUNT	37,302.52
A.2 DIP TAXES ACCOUNT	7.81
CHASE ACCOUNT #1723	0.00
CHASE ACCOUNT #1731	0.00
CHASE ACCOUNT #6062	0.00
BANK OF CHINA CASH ACCOUNT	32,324.41
SHANGHAI NEWCOINS ACCOUNT 0455	308.30
SHANGHAI NEWCOINS ACCOUNT 1942	0.00
PETTY CASH CHINA (SEE BELOW)	1,001.69

TOTAL CASH AVAILABLE: 122,110.10

Petty Cash (China) Transactions:

Date	Purpose	Amount
8/1/2020	Beginning Balance	91.65
8/1/2020	Collection of membership subscription	26,324.00
8/1/2020	July New office Utilities Fee	(137.75)
8/1/2020	July New Office Managerment Fee	(935.22)
8/1/2020	July New Office 1 additional ADSL fee(upgraded)	(824.24)
8/14/2020	Withdraw from Bank of China	7,081.39
8/15/2020	Withdraw from Bank of China	7,211.45
8/15/2020	July Part of Shanghai office Employees Payroll	(38,640.92)
8/18/2020	Transfer USD- Cen Shi $9,860*6.9277	9,880.00
8/18/2020	Collection of membership subscription	1,288.00
8/18/2020	July Part of Shanghai office Employees Payroll	(11,171.32)
8/21/2020	Withdraw from Bank of China	3,468.43
8/21/2020	July FXDD commission	(13.80)
8/21/2020	July Part of Shanghai office Employees Payroll	(1,026.10)
8/21/2020	July Transportation fee	(284.71)
8/21/2020	July Insurance fee	(512.84)
8/21/2020	July Office supplies	(551.79)
8/21/2020	July Telephone Fee	(30.13)
8/21/2020	July Warren's Expenses fee	(11.68)
8/31/2020	Realized Foreign Currency Gain(Loss)	(202.73)

TOTAL PETTY CASH TRANSACTIONS: 1001.69

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 29 of 51

EAST WEST BANK Your financial bridge
135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT
Page 1 of 4
STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
Total days in statement period: 31
6261
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
OPERATING ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Access your personal account wherever you go with Mobile Banking! You can receive text alerts whenever a transaction is made or review your balance on your mobile device. Visit eastwestbank.com/mobile or your local branch for details.

Commercial Analysis Checking

Account number	6261	Beginning balance		$27,165.14
Low balance	$11,146.98	Total additions	(75)	245,665.78
Average balance	$52,594.06	Total subtractions	(27)	221,665.55
		Ending balance		$51,165.37

CREDITS

Number	Date	Transaction Description		Additions
	08-03	Wire Trans-IN		581.00
	08-04	Deposit		899.00
	08-05	Deposit		1,140.00
	08-05	Deposit		1,699.00
	08-07	Wire Trans-IN		1,140.00
	08-07	Deposit		1,140.00
	08-07	Deposit		1,140.00
	08-07	Deposit		1,599.00
	08-10	Wire Trans-IN		999.00
	08-10	Wire Trans-IN		9,878.24
	08-10	Deposit		199.00
	08-10	Deposit		1,699.00
	08-10	Deposit		12,000.00
	08-12	Wire Trans-IN		559.00
	08-12	Pre-Auth Credit		0.42
	08-12	Deposit		559.00
	08-13	Deposit	TLR 5202 BR 8252	113,496.94
	08-13	Deposit		1,140.00
	08-13	Deposit		12,000.00
	08-14	Wire Trans-IN		1,140.00
	08-17	Deposit		459.00
	08-17	Deposit		999.00
	08-17	Deposit		1,399.00
	08-17	Deposit		1,699.00
	08-18	Pre-Auth Credit	Square Inc SDV-VRFY 200818	0.01
	08-19	Wire Trans-IN		1,130.00
	08-19	Deposit		852.25
	08-19	Deposit		1,140.00

3409 rev 05-16

Number Date Transaction Description Additions 08 - 19 Deposit 1,140.00 08 - 19 Deposit 1,140.00 08 - 19 Deposit 1,699.00 08 - 20 Pre - Auth Credit 1,399.00 08 - 20 Deposit 18,000.00 08 - 21 Pre - Auth Credit 559.00 08 - 21 Pre - Auth Credit 1,100.00 08 - 21 Deposit 1,399.00 08 - 21 Deposit 1,699.00 08 - 24 Wire Trans - IN 559.00 08 - 24 Deposit TLR65302 BR 8653 559.00 08 - 24 Deposit 1,140.00 08 - 24 Deposit 2,158.00 08 - 25 Wire Trans - IN 559.00 08 - 25 Deposit 781.00 08 - 26 Pre - Auth Credit 559.00 08 - 26 Pre - Auth Credit 1,299.00 08 - 26 Pre - Auth Credit 1,699.00 08 - 26 Deposit 999.00 08 - 27 Wire Trans - IN 2,000.00 08 - 28 Wire Trans - IN 530.00 08 - 28 Pre - Auth Credit 2,000.00 08 - 28 Deposit 1,000.00 08 - 28 Deposit 1,140.00 08 - 28 Deposit 1,140.00 08 - 28 Deposit 1,140.00 08 - 28 Deposit 1,249.00 08 - 28 Deposit 1,549.00 08 - 31 Wire Trans - IN 688.00 08 - 31 Wire Trans - IN 1,235.00 08 - 31 Wire Trans - IN 1,549.00 08 - 31 Wire Trans - IN 2,000.00 08 - 31 Pre - Auth Credit JPMorgan Chase Auth Crdt 200831 0.45 08 - 31 Pre - Auth Credit JPMorgan Chase Auth Crdt 200831 0.47 08 - 31 Deposit 459.00 08 - 31 Deposit 559.00 08 - 31 Deposit 781.00 08 - 31 Deposit 1,000.00 08 - 31 Deposit 1,249.00 08 - 31 Deposit 1,249.00 08 - 31 Deposit 1,549.00 08 - 31 Deposit 1,549.00 08 - 31 Deposit 1,549.00 08 - 31 Deposit 1,554.00 08 - 31 Deposit 2,115.00 08 - 31 Deposit 2,698.00 08 - 31 Deposit 3,000.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: August 01, 2020 ENDING DATE: August 31, 2020 6261 ACCOUNT STATEMENT Page 2 of 4 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc Main Document Page 30 of 51

DEBITS Date DAILY BALANCES Transaction Description Subtractions Date Amount Date Amount Date Amount 07 - 31 27,165.14 08 - 13 171,535.58 08 - 24 20,880.87 08 - 03 27,746.14 08 - 14 172,675.58 08 - 25 22,220.87 08 - 04 11,146.98 08 - 17 102,772.20 08 - 26 24,828.44 08 - 05 13,985.98 08 - 18 74,540.95 08 - 27 21,105.44 08 - 07 19,004.98 08 - 19 81,292.20 08 - 28 26,382.37 08 - 10 43,780.22 08 - 20 100,666.70 08 - 31 51,165.37 08 - 12 44,898.64 08 - 21 17,188.00 08 - 04 Onln Bkg Trfn D TO ACC 05500016275 8,749.08 08 - 04 Onln Bkg Trfn D TO ACC 05500016268 8,749.08 08 - 17 Outgoing Wire CEN SHI 9,880.00 08 - 17 Outgoing Wire CHINESE INVESTORS. COM SHANGHAI OFFI 29,459.09 08 - 17 Onln Bkg Trfn D TO ACC 05500016268 34,848.35 08 - 17 Preauth Debit GATEWAY SERVICES WEBPAYMENT 200817 38.00 08 - 17 Preauth Debit CHARTER COMMUNIC CHARTER CO 200816 0090527975 SPA 116.97 08 - 17 Preauth Debit CHARTER COMMUNIC CHARTER CO 200816 0090527868 SPA 116.97 08 - 18 Onln Bkg Trfn D TO ACC 05500016268 26,899.00 08 - 18 Analysis Servic ANALYSIS ACTIVITY FOR 07/20 954.24 08 - 18 Preauth Debit Square Inc SDV - VRFY 200818 0.01 08 - 18 Preauth Debit WESTGUARD INS CO INS PREM 200818 CHWC011463 378.01 08 - 19 Onln Bkg Trfn D TO ACC 05500016275 350.00 08 - 20 Preauth Debit VERIZON VZ BillPay 200820 24.50 08 - 21 Outgoing Wire DANDY DATA SOLUTIO NS 12,000.00 08 - 21 Onln Bkg Trfn D TO ACC 05500016268 37,970.00 08 - 21 Preauth Debit BLUE SHIELD CA BlueShield 200821 295.70 08 - 21 Preauth Debit Chineseinvestors August 202 200821 37,970.00 08 - 24 Preauth Debit VONAGE AMERICA VONAGE 200824 45.66 08 - 24 Preauth Debit Joel Stephen Mil eCheck 200824 000000000601233 250.00 08 - 24 Preauth Debit SO CALIF EDISON PAYMENTS 200824 427.47 08 - 26 Preauth Debit VONAGE AMERICA VONAGE 200826 91.33 08 - 26 Preauth Debit UNITED HEALTHCAR PBP 1346 200826 1,857.10 08 - 27 Outgoing Wire CHEN PO SHOW 5,723.00 08 - 28 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 200828 7907857 55.36 08 - 28 Preauth Debit UNITED HEALTHCAR EDI PAYMTS 200828 476970084703 4,415.71 08 - 31 Preauth Debit JPMorgan Chase Auth Debit 200831 0.92 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: August 01, 2020 ENDING DATE: August 31, 2020 6261 ACCOUNT STATEMENT Page 3 of 4 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc Main Document Page 31 of 51

OVERDRAFT/RETURN ITEM FEES Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: August 01, 2020 ENDING DATE: August 31, 2020 6261 ACCOUNT STATEMENT Page 4 of 4 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc Main Document Page 32 of 51

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CHINESEINVESTORS.COM INC CHAP TER 11 DEBTOR IN POSSESSION CASE #20 - 15501 PAYR OLL ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 6268 Beginning balance $23,751.63 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6268 (0) Direct inquiries to: 888 895 - 5650 Low balance $9,433.73 Total additions (5) 117,215.51 Average balance $27,094.03 Total subtractions (23) 103,664.62 Ending balance $37,302.52 CREDITS Number Date Transaction Description Additions 08 - 04 Onln Bkg Trft C FR ACC 05500016275 8,749.08 08 - 04 Onln Bkg Trft C FR ACC 05500016261 8,749.08 08 - 17 Onln Bkg Trft C FR ACC 05500016261 34,848.35 08 - 18 Onln Bkg Trft C FR ACC 05500016261 26,899.00 08 - 21 Onln Bkg Trft C FR ACC 05500016261 37,970.00 DEBITS Date Transacti on Description Subtractions 08 - 05 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 200805 1898825664 3,668.22 08 - 05 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200805 352089868 6,701.41 08 - 05 Preauth Debit IRS USATAXPYMT 200805 270061884022131 14,534.26 08 - 07 Preauth Debit KAISER GROUP DUE INTERNET 200807 5,129.58 08 - 11 Preauth Debit NYS DTF WT Tax Paymnt 200811 000000059308363 377.43 08 - 12 Preauth Debit IRS USATAXPYMT 200812 270062572253571 1.98 08 - 12 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 200812 5371840 51.74 08 - 12 Preauth Debit IRS USATAXPYMT 200812 270062505317291 1,351.44 08 - 18 Preauth Debit Capital Group WEB PYMNT 200818 375.00 08 - 18 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200818 352089868 25,076.13 08 - 19 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200819 352089868 23,112.51 08 - 21 Preauth Debit AMERICAN FUNDS INVESTMENT 200821 BRK138892200820 255.00 08 - 21 Preauth Debit AMERICAN FUNDS INVESTMENT 200821 BRK138892200820 283.88 08 - 21 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 200821 150943680 1,536.34 08 - 21 Preauth Debit IRS USATAXPYMT 200821 270063442265353 7,329.06 08 - 24 Preauth Debit IRS USATAXPYMT 200824 270063723828336 15.78 08 - 24 Preauth Debit NYS DTF WT Tax Paymnt 200824 000000059611650 309.48 08 - 24 Preauth Debit NYS DTF WT Tax Paymnt 200824 000000059611661 416.75 08 - 24 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 200824 1796331456 837.51 Commercial Analysis Checking Account number Access your personal account wherever you go with Mobile Banking! You can receive text alerts whenever a transaction is made or review your balance on your mobile device. Visit eastwestbank.com/mobile or your local branch for details. ACCOUNT STATEMENT Page 1 of 2 STARTING DATE: August 01, 2020 ENDING DATE: August 31, 2020 Total days in statement period: 31 Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc Main Document Page 34 of 51

DAILY BALANCES OVERDRAFT/RETURN ITEM FEES Date Transaction Description Subtractions 08 - 24 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200824 352089868 4,463.75 08 - 24 Preauth Debit IRS USATAXPYMT 200824 270063765619272 5,522.86 08 - 26 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 200826 1879472064 505.39 08 - 26 Preauth Debit IRS USATAXPYMT 200826 270063951288090 1,809.12 Date Amount Date Amount Date Amount 07 - 31 23,751.63 08 - 11 10,838.89 08 - 19 22,617.44 08 - 04 41,249.79 08 - 12 9,433.73 08 - 21 51,183.16 08 - 05 16,345.90 08 - 17 44,282.08 08 - 24 39,617.03 08 - 07 11,216.32 08 - 18 45,729.95 08 - 26 37,302.52 Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: August 01, 2020 ENDING DATE: August 31, 2020 6268 ACCOUNT STATEMENT Page 2 of 2 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc Main Document Page 35 of 51

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EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT
Page 1 of 1
STARTING DATE: August 01, 2020
ENDING DATE: August 31, 2020
Total days in statement period: 31
6275
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
TAXES ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Access your personal account wherever you go with Mobile Banking! You can receive text alerts whenever a transaction is made or review your balance on your mobile device. Visit eastwestbank.com/mobile or your local branch for details.

Commercial Analysis Checking

Account number	6275	Beginning balance		$0.00
Low balance	$0.00	Total additions	(2)	9,099.08
Average balance	$25.35	Total subtractions	(2)	9,091.27
		Ending balance		$7.81

CREDITS

Number	Date	Transaction Description		Additions
	08-04	Onln Bkg Trft C	FR ACC 0550001 6261	8,749.08
	08-19	Onln Bkg Trft C	FR ACC 0550001 6261	350.00

DEBITS

Date	Transaction Description		Subtractions
08-04	Onln Bkg Trfn D	TO ACC 0550001 6268	8,749.08
08-21	Preauth Debit	FRANCHISE TAX BO PAYMENTS 200821 73890421 PM	342.19

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
07-31	0.00	08-19	350.00		
08-04	0.00	08-21	7.81		

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

3409 rev 05-16

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Creditor, Lessor, Etc. Frequency of Payments (Mo/Qtr) Amount of Payment Post - Petition payments not made (Number) Total Due None TOTAL DUE: 0.00 III. TAX LIABILITIES FOR THE REPORTING PERIOD: Gross Sales Subject to Sales Tax: 0.00 Total Wages Paid: 104,961.70 Total Post - Petition Date Delinquent Amounts Owing Amount Delinquent Amount Due Federal Withholding 7,236.00 State Withholding 3,110.42 FICA - Employer's Share 4,784.53 FICA - Employee's Share 4,784.53 Federal Unemployment 11.40 Sales and Use Real Property TOTAL: 19,926.88 0.00 O th er : Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc II. STATUS OF PA M Y a M in E D N o T c S u T m O en S t ECU P R a E g D e C 4 R 4 E o D f I 5 T 1 ORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

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IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	114,144.02		
31 - 60 days	66,628.00		
61 - 90 days	725.00		
91 - 120 days			
Over 120 days		0.00	
TOTAL:	181,497.02	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General	Sentinel Ins.	2,000,000.00	6/25/2021	6/25/2021
Work Liability er's	AmGUARD Ins.	1,000,000.00	12/4/2020	12/4/2020
Compensation				
Casualty				
Public Vehicle Liability (China)	Ping An Prop. & Cas.	1 Million (RMB)	7/5/2021	7/5/2021

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2020	17,997.97	650.00	24-Jul-2020	325.00	325.00
30-Jun-2020	17,997.97	325.00	1-Sep-2020	325.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		975.00		650.00	325.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report.

Name of Insider Date of Order Authorizing Comp e ns a tion *Authorized Gross Compensation Gross Compensation Paid During the Month Wei Wang 7/18/2020 0.00 Lan Jiang 7/18/2020 0.00 Keevin Gillespie 7/18/2020 13,074.75 Clayton Miller 7/18/2020 7,574.75 Leung King Fai (Patrick Leung) 7/18/2020 0.00 Delray Wannemacher 7/18/2020 0.00 Chan Wan Yee(Shelby Chan) 7/18/2020 0.00 Name of Insider Date of Order Authorizing Comp e ns a tion Description Amount Paid During the Month NONE * Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month) VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc VII SCHEDU M LE ain OF D C oc O u M m P e E n N t SAT P I a O g N e P 4 A 6 I o D f T 51 O INSIDERS

Operating Expenses: Salaries 104,961.70 264,289.85 Payroll Taxes 7,021.64 17,286.22 Employee Benefits 7,761.38 16,332.80 Bank Fees 1,018.57 2,530.21 Communications 370.93 5,360.98 Dues & Subscriiptions 0.00 904.68 Contract & Professional Service 68,107.75 205,667.43 Office Expenses 1,355.45 12,831.95 Office Meals and Pantry 0.00 412.93 Postage and Shipping 0.00 34.70 Shanghai Property Expenses 6,746.50 13,402.50 Shanghai Employee Expenses 7,400.95 18,989.14 Shanghai Tax 0.00 6,089.59 Shanghai Other 2,536.71 4,752.10 Shanghai Salary 34,390.59 128,136.41 Advertising 7,210.00 25,800.03 Insurance 673.71 2,402.72 Realized Foreign Currency Gain (181.55) 1,292.04 Total Operating Expenses 249,374.33 726,516.28 Net Gain/(Loss) from Operations (11,072.96) (121,724.84) Non - Operating Income: Interest Income 0.00 273 . 7 3 Net Gain on Sale of Assets (Itemize) 0.00 0 . 0 0 Other (Itemize) 0.00 0 . 0 0 Total Non - Operating income 0.00 273 . 7 3 Non - Operating Expenses: Mortgage Interest Legal and Professional (Itemize) Other - State tax Other - UST Fees 194.37 342.19 0.00 0.00 T o tal N on - Op e r a ti n g E x p e n s e s 194 . 3 7 342 . 1 9 ( 11 , 267 . 33 ) ( 121 , 793 . 30 ) NET INCOME/(LOSS) (Attach exhibit listing all itemizations required above) (ACCRUAL BASIS ONLY) [1] As part of Debtor’s cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts. Sales/Revenue: Current Month Cumulative Post - Petition Subscription Revenue 214 , 301 . 5 2 571,501.27 [1] Investor Relation Revenue 23 , 999 . 8 5 33,290.17 N e t Sal e s/ R e v e nu e 238 , 301 . 3 7 604,791.44 Cas e 2:20 - bk - 15501 - E R Do c 23 6 File d 11/18/2 0 Entere d 11/18/2 0 16:58:4 8 Desc IX. PROF M IT a A in N D D o L c O u S m S e ST n A t TEM P E a N g T e 47 of 51

ASSETS Current Assets: Current Month End Unrestricted Cash 122,109.80 [1] Accounts Recievable 0.00 Advance to Employee 135,907.85 Deposit in Transit - Clearing 88,679.76 Prepaid Expense 40,122.81 Deposits 61,882.23 Trading Securities 247,926.01 Total Current Assets 696 , 628 . 4 6 Property, Plant, and Equipment 454,746.45 Accumulated Depreciation/Depletion (316,493.25) Net Property, Plant, and Equipment 138 , 253 . 2 0 Land - Other Assets (Net of Amortization): Intangible Assets Other (Itemize) Operating lease ROU 447,468.42 Loan Receivable 3,756,289.76 Investement 1,565,673.35 Total Other Assets 5 , 769 , 431 . 5 3 TOTAL ASSETS 6 , 604 , 313 . 1 9 LIABILITIES Post - petition Liabilities: Accounts Payable 181,997.02 Accured Expenses Notes Payable 91,299.47 Professional fees Other (Itemize) Total Post - petition Liabilities 273 , 296 . 4 9 Pre - petition Liabilities: Accounts Payable 60,692.00 Accrued Expenses 128,148.72 Other Current Liabilities 2,226,489.80 Operating Lease Liability - LT 219,568.18 Long Term Deffered Revenue 163,188.69 Other Longterm Debt 8,679,270.96 Total Pre - petition Liabilities 11 , 477 , 358 . 3 5 TOTAL LIABILITIES 11 , 750 , 654 . 8 4 EQUITY: Pre - petition Owners’ Equity (5,024,548.35) Post - petition Profit/(Loss) (121,793.30) TOTAL EQUITY (5 , 146 , 341 . 65 ) TOTAL LIABILITIES & EQUITY 6 , 604 , 313 . 1 9 Case 2:20 - bk - 15501 - ER X. B D AL o A c N 2 C 3 E 6 SHE F E i T led 11/18/20 Entered 11/18/20 16:58:48 Desc (ACCR M UA a L in BA D SI o S c O u NL m Y e ) nt [1] As part of Debtor’s cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts. Page 48 of 51

Case 2:20-bk-15501-ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 49 of 51

XI. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:		X

A wire transfer, pre-scheduled on June 17,2020, was processed post-petition.

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	X	

3. State what progress was made during the reporting period toward filing a plan of reorganization

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X	

I,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Wei Warren Wang
Principal for Debtor-in-Possession

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE PROOF OF SERVICE OF DOCUMENT I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503 A true and correct copy of the foregoing document (SUPPLEMENTAL) MONTHLY OPERATING REPORT NO 3 will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005 - 2(d); and (b) in the manner stated below: 1 . TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) : Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On ( date ) November 18, 2020 , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below: Service information continued on attached page 2. SERVED BY UNITED STATES MAIL : On ( date) , I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page 3. SERVED BY EMAIL (state method for each person or entity served) : Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on ( date ) , I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct. November 18, 2020 Mayra Duran Date Printed Name /s/ Mayra Duran Signature Case 2:20 - bk - 15501 - ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 50 of 51

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE 1. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) :  James Andrew Hinds jhinds@hindslawgroup.com, mduran@hindslawgroup.com  Lior Katz lior@katzlaw.com  Crystle Jane Lindsey crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  Joshua Mandell joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman .com  James R Selth jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com  Rachel M Sposato rsposato@hindslawgroup.com, mduran@hindslawgroup.com  Joseph Trenk trenklaw@gmail.com  United States Trustee (LA) ustpregion16.la.ecf@usdoj.gov  Larry D Webb Webblaw@gmail.com, larry@webblaw.onmicrosoft.com  Daniel J Weintraub dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  David Wood dwood@marshackhays.com, dwood@ecf.courtdrive.com;lbuchananmh@ecf.courtdrive.com;kfrederick@ecf.courtdrive.com  Claire K Wu ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com  Hatty K Yip hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov Case 2:20 - bk - 15501 - ER Doc 236 Filed 11/18/20 Entered 11/18/20 16:58:48 Desc Main Document Page 51 of 51